EXHIBIT 10.7
Execution Copy

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

                    This SECOND AMENDMENT (this “Amendment”), dated as of May 7, 2004 to that certain ASSET PURCHASE AGREEMENT (as amended, the “Agreement”), dated as of Apri113, 2004, by and among Footstar, Inc., a Delaware corporation (“Parent”), its Subsidiaries set forth on the signature page hereto (each an “Athletic Company,” collectively, “ Athletic Companies” and Athletic Companies together with Parent, “Sellers”), FL Specialty Operations LLC, a New York limited liability company, FL Retail Operations LLC, a New York limited liability company, Foot Locker Stores, Inc., a Delaware corporation, and Foot Locker Retail, Inc., a New York corporation (collectively, “Purchaser”), and Foot Locker, Inc., a New York corporation (“Foot Locker”), solely for purposes of Sections 6.6, 6.8, 6.9, and 13.10 of the Agreement.

WITNESSETH:

                    WHEREAS, the parties hereto wish to amend the terms of the Agreement and certain of the Schedules thereto, as set forth herein; and

                    WHEREAS, all capitalized terms not otherwise defined herein shall have such meaning as ascribed to them in the Agreement;”

                    NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Amendment to Schedule 1.1 (b ). Schedule 1.1 (b) to the Agreement is hereby amended to remove the Private Label Credit Card Program Agreement from such Schedule of Purchased Contracts.

     2. Amendment to Section 2.5. The second sentence of Section 2.5 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

“The undisputed cure amounts, if any, necessary to cure all defaults, if any, and to pay all actual or pecuniary losses that have resulted from such defaults under the Purchased Contracts and Real Property Leases, shall be paid by Sellers, within five (5) Business Days after the Closing Date and the disputed cure amounts shall be deposited in the Cure Reserve (as defined in the Assumption and Assignment Order) at or prior to the Closing.”

     3. Amendment to Schedule 3.4(b). Schedule 3.4(b) to the Agreement is hereby amended in its entirety to read as set forth on attached Schedule 3.4(b).

     4. Amendment to Schedule 3.4(c). The formula set forth on Schedule 3.4(c) to the Agreement is hereby amended to reflect that the average of the EBITDA for 2002 and for 2003 for such locations set forth on Schedule 3.4(c) (as set forth in the due diligence material provided by Seller to Purchaser) shall be multiplied by 3.5.

     5. Amendment to Schedule 3.5(a). Schedule 3.5(a) to the Agreement is hereby amended to reflect that (i) the inventory in Seller’ distribution center located in Gaffney, South Carolina will be included in the Inventory Count, provided that any such athletic Business inventory not used specifically in the Footaction.com business shall be valued at 50% of cost and (ii) the Inventory from the Excluded Stores (as defined below) shall be included as part of the Inventory Count valued at 75% of cost. Such count with respect to the Excluded Stores shall be determined with the results of the Inventory Count. If an Inventory Count with respect to the Excluded Stores was not conducted prior to the Closing Date, then such amounts will be determined by using Sellers’ April month-end inventory for the Excluded Stores reduced by the average percentage of shrinkage determined by the Inventory Service for all other stores subject to the Real Property Leases other than the Excluded Stores.

     6. New Sections 3.6(c) and (d). Section 3.6 of the Agreement is hereby amended  by adding the following new Sections 3.6(c) and (d) after Section 3.6(b):

                     “(c) As of the Closing, the Purchase Price shall be reduced by the difference of (i) the aggregate amount of gross sales in the stores subject to the Real Property Leases (other than the Excluded Stores (as defined below)) for the period of the Effective Time through the close of business on the day immediately prior to the Closing Date (the “Pre-Closing Date Period”) and (ii) the payroll Employees and utilities for the stores subject to the Real Property Leases (other than the Excluded Stores) during the  Pre-Closing Date Period (such reduction, the “Store Proceeds Adjustment”). The Store Proceeds Adjustment shall be made as of the Closing based on the best available data for such stores. The Store Proceeds Adjustment shall be verified as soon as practicable after the Closing and payment shall be made promptly from Sellers to Purchaser or Purchaser to Sellers, as the case may be, to reflect the difference between the actual amount of the Store Proceeds Adjustment and the estimate of the Store Proceeds Adjustment used as of the Closing.

                     (d) At Closing, Purchaser shall pay Sellers $69,800 in consideration of Sellers’ leaving $200 in the petty cash of each of the stores subject to the Real Property Leases other than the Excluded Stores.”

     7 .Amendment to Section 4.1. The last sentence of Section 4.1 of the Agreement   is hereby deleted in its entirety and the following is hereby substituted in place thereof:

“The Closing shall be deemed to have occurred at 12:01 a.m. on the Sunday prior to the Closing Date (the “Effective Time”).”

     8. Amendment to Section 8.2(b)(ii). Section 8.2(b)(ii) of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

                     “(ii) sell, lease, transfer, mortgage, encumber, alienate or dispose of any  Purchased Assets except for sales of Inventory, Permitted Exceptions, and normally scheduled store closings, provided that Sellers shall be permitted to close, at any time, and transfer the Inventory located at the following stores to any of the other stores subject to the Real Property Leases: (A) Footaction store # 279 located at 1001 Rainbow Drive, Space 7, Gadsden, Alabama 35901; (B) Footaction store # 454 located at 777 Merritt East Island Causeway #225, Merritt Island, Florida 32952; (C) Footaction store # 660 located at 711 South Center, Space C-1, Tukwila, Washington 98188; and (D) Footaction store # 856 located at 1500 Harvey Road, College Station, Texas 77840 (collectively, the “Excluded Stores”), and the Purchase Price shall be reduced at Closing by the relevant Adjustment Amounts set forth on Schedule 3.4(b) with respect to such stores;”

     9. Miscellaneous. The provisions of Article XIII (“Miscellaneous”) of the Agreement shall apply to this Amendment as if such provisions were set out herein in full and as if each reference therein to “this Agreement” included a reference to this Amendment.

[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to the Agreement as of the date first written above.

PURCHASERS:

FL SPECIALTY OPERATIONS LLC

By:	/s/ ROBERT W. MCHUGH

Name: Robert W. McHugh
Title: Vice President

FL RETAIL OPERATIONS LLC

By:	/s/ ROBERT W. MCHUGH

Name: Robert W. McHugh
Title: Vice President

FOOT LOCKER STORES, INC.

By:	/s/ ROBERT W. MCHUGH

Name: Robert W. McHugh
Title: Vice President

FOOT LOCKER RETAIL, INC.

By:	/s/ ROBERT W. MCHUGH

Name: Robert W. McHugh
Title: Vice President

FOOT LOCKER, INC. (solely for purposes of Sections 6.6, 6 8, 6.9, and 13.10 of the Agreement)

By:	/s/ ROBERT W. MCHUGH

Name: Robert W. McHugh
Title: Vice President

Signature Page to First Amendment

SELLERS:

FOOTSTAR, INC.

By:	/s/ MAUREEN RICHARDS

Name: Maureen Richards
Title: Title: Senior Vice President, General Counsel and Corporate Secretary

FOOTSTAR CORPORATION

By:	/s/ MAUREEN RICHARDS

Name: Maureen Richards
Title: Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Second Amendment

1162 VALLA LINDA MALL FOOTACTION, INC.
125TH FOOTACTION, INC. .
164 NORTH STAR MALL FOOTACTION, INC.
305 NORTHLINE MALL FOOTACTION, INC.
34TH STREET FOOTACTION, INC.
63RD & WESTERN FOOTACTION, INC.
83 CENTRAL MALL FOOTACTION, INC.
87TH AND COTTAGE GROVE FOOTACTION, INC.
ALA MOANA FOOTACTION, INC.
ALBANY MALL FOOTACTION, INC.
ALEXANDRIA MALL FOOTACTION, INC.
ALMEDA FOOTACTION, INC.
ANDERSON FOOTACTION, INC.
ANIMAS MALL FOOTACTION, INC.
ANNAPOLIS MALL FOOTACTION, INC.
APACHE-MINNESOTA THOM MCAN, INC.
ARSENAL FOOTACTION, INC.
ATHLETIC CENTER, INC.
AUGUSTA MALL FOOTACTION, INC.
AURORA FOOTACTION, INC.
AVENTURA FAN CLUB, INC.
BAKERSFIELD FOOTACTION, INC.
BALDWIN HILLS FOOTACTION, INC.
BATON ROUGE FOOTACTION, INC.
BAY PLAZA FOOTACTION, INC
BEL AIR MALL FOOTACTION, INC.
BEL-AIR CENTER FOOTACTION, INC.
BERGEN FOOTACTION, INC.
BERKLEY MALL FOOTACTION, INC.
BONITA FAN CLUB, INC.
BONITA LAKES FOOTACTION, INC.
BOSSIER MALL FOOTACTION, INC.
BOULEVARD MALL FAN CLUB, INC.
BOULEVARD MALL FOOTACTION, INC.
BOYNTON BEACH FOOTACTION, INC.
BRAINTREE FOOTACTION, INC.
BRAZOS MALL FOOTACTION, INC.
BRICKY ARD MALL FOOTACTION, INC.
BROAD STREET FOOTACTION, INC.
BROWARD MALL FOOTACTION, INC.
BRUNSWICK SQUARE FOOTACTION, INC.
BURLINGTON CENTER (NJ) FOOTACTION, INC.
CAMBRIDGE GALLERIA FAN CLUB, INC.
CANAL AND BOURBON ST. FOOTACTION, INC.
CANTERBURY SQUAREFOOTACTION, INC.
CAPITAL CENTRE FOOTACTION, INC.

Signature Page to Second Amendment

CARLSBAD FAN CLUB, INC.
CAROLINA EAST FOOTACTION, INC.
CAROUSAL CENTER FOOTACTION, INC.
CARSON MALL FAN CLUB, INC.
CARY FOOTACTION, INC.
CENTURY FOOTACTION, INC.
CHARLESTON FOOTACTION, INC.
CHARLOTESVILLE FASHION SQ. FOOTACTION, INC.
CHATHAM RIDGE FOOTACTION, INC.
CHERRY HILL FOOTACTION, INC.
CHRISTIANA FOOTACTION, INC.
CHULA VISTA FAN CLUB, INC.
CIELO VISTA MALL FOOTACTION, INC.
CITADEL MALL FOOTACTION, INC.
CITY PLACE LONG BEACH FOOTACTION, INC.
CITY PLACE SILVER SPRINGS FOOTACTION, INC.
CODDINGTOWN FOOTACTION, INC.
COLISEUM-HAMPTON FOOTACTION, INC.
COLONIAL HEIGHTS FOOTACTION, INC.
COLUMBIA CENTER FOOTACTION, INC.
COLUMBIA FOOTACTION, INC.
COLUMBIA MALL FOOTACTION, INC.
COLUMBUS FAN CLUB, INC.
CORAL SQUARE FOOTACTION, INC.
CORTANA FOOTACTION, INC.
COVINA (CAL.) FOOTACTION, INC.
CRABTREE VALLEY FOOTACTION, INC.
CROSS COUNTY (N.Y.) FAN CLUB, INC.
CROSS CREEK MALL FOOTACTION, INC.
CROSSROADS CENTER FOOTACTION, INC.
CROSSROADS FOOTACTION, INC.
CT POST FAN CLUB, INC.
CUMBERLAND FOOTACTION, INC.
CUMBERLAND MALL FOOTACTION, INC.
CUTLER RIDGE MALL FOOTACTION, INC.
DARTMOUTH FAN CLUB, INC.
DEDHAM MALL FAN CLUB, INC.
DEERBROOK MALL FOOTACTION, INC.
DEL AMO FAN CLUB, INC.
DEPTFORD FOOTACTION, INC.
DEPTFORD OPEN COUNTRY, INC.
DESOTO SQUARE MALL FOOTACTION, INC.
DOLPHIN MALL FOOTACTION, INC.
DOVER MALL FOOTACTION, INC.
EAGLE ROCK PLAZA FOOTACTION, INC.
EAST TOWNE MALL FOOTACTION, INC.

Signature Page to Second Amendment

EASTFIELD OPEN COUNTRY, INC.
EASTLAND MALL FOOTACTION, INC.
EASTLAND-COLUMBUS FOOTACTION, INC.
EASTPOINT MALL FOOTACTION, INC.
EASTRIDGE FAN CLUB, INC.
EASTRIDGE MALL FOOTACTION, INC.
EATONTOWN OPEN COUNTRY, INC.
ELIZABETH FOOTACTION, INC.
EMERALD SQUARE FOOTACTION, INC.
FA HQ, INC.
FAIR OAKS FOOTACTION, INC.
FAIRFIELD COMMONS FAN CLUB, INC.
FAIRGROUNDS SQ. FOOTACTION, INC.
FAIRLANE FOOTACTION, INC.
FAIRLANE MEADOWS FOOTACTION, INC.
FIESTA FOOTACTION, INC.
FIRST COLONY FOOTACTION, INC
FLORIDA MALL FOOTACTION, INC.
FLORIN CENTER FOOTACTION, INC.
FOOTACTION CENTER, INC
FOOTACTION GULFGATE MALL, INC
FORD CITY FOOTACTION, INC.
FOREST HILLS FOOTACTION, INC.
FOREST VILLAGE PARK FOOTACTION, INC.
FOUR SEASONS FOOTACTION, INC.
FOX HILLS (CAL.) FAN CLUB, INC.
FREEDOM MALL FOOTACTION, INC.
FRESNO FAN CLUB, INC.
FULTON FOOTATION, INC.
GADSDEN MALL FOOTACTION, INC.
GENTILLY WOODS FOOTACTION, INC.
GETTY SQUARE FOOTACTION, INC.
GLENDALE CENTER FOOTACTION, INC.
GLENDALE GALLERIA FOOTACTION, INC.
GOLDEN EAST CROSSING FOOTATION, INC.
GRAND AVENUE FOOTACTION, INC.
GRANGER FOOTACTION, INC.
GRANITE RUN FAN CLUB, INC.
GREECE TOWN MALL FAN CLUB, INC.
GREEN ACRES OPEN COUNTRY, INC.
GREENBRIAR MALL FOOTACTION, INC.
GREENSPOINT FOOTACTION, INC.
GURNEE MILLS FAN CLUB, INC.
HALLWOOD FOOTACTION, INC.
HAMILTON FAN CLUB, INC.
HAMILTON PLACE FOOTACTION, INC.

Signature Page to Second Amendment

HAMTRAMCK FOOTACTION, INC.
HANES MALL FOOTACTION, INC.
HANFORD FAN CLUB, INC.
HARLEM-IRVING FOOTACTION, INC.
HARPER WOODS FOOTACTION, INC.
HARRISBURG EAST FOOTACTION, INC.
HATTISBURG FOOTACTION, INC.
HAYWOOD FOOTACTION, INC.
HICKORY HOLLOW MALL FOOTACTION, INC.
HICKORY RIDGE MALL FOOTACTION, INC.
HIGHLAND MALL FOOTACTION, INC.
HIGHLAND PARK FOOTACTION, INC.
HILLTOP FOOTACTION, INC.
HOMIGUERO FOOTACTION, INC
HUDSON MALL FOOTACTION, INC.
HULEN FOOTACTION, INC.
INDEPENDENCE CENTER FOOTACTION, INC.
INDEPENDENCE MALL FOOTACTION, INC.
INGRAM PARK FOOTACTION, INC.
IRVING FOOTACTION, INC.
IVERSON MALL FOOTACTION, INC.
JACKSONVILLE MALL FOOTACTION, INC.
JEFFERSON FOOTACTION, INC.
JESSAMINE FOOTACTION, INC.
KENNER FOOTACTION, INC.
KENWOOD FOOTACTION, INC.
KILLEEN MALL FOOTACTION, INC.
KINGS PLAZA FAN CLUB, INC.
LA PLAZA MALL FOOTACTION, INC.
LADERA CENTER FOOTACTION, INC.
LAKEFOREST FAN CLUB, INC.
LAKELAND SQUARE FOOTACTION, INC.
LAKEWOOD FAN CLUB, INC.
LAUREL CENTRE FOOTACTION, INC.
LAWNDALE PLAZA FOOTACTION, INC.
LINCOLN PARK FOOTACTION, INC.
LLOYD CENTER FAN CLUB, INC.
LONGVIEW FOOTACTION, INC.
LUFKIN FOOTACTION INC.
MACOMB MALL FOOTACTION, INC.
MACON MALL FOOTACTION, INC.
MADISON SQUARE MALL FOOTACTION, INC.
MAGNOLIA MALL FOOTACTION, INC.
MAINLAND MALL FOOTACTION, INC.
MALL @ BARNES CROSSING FOOTACTION, INC.
MALL AT 163RD ST. FOOTACTION, INC.

Signature Page to Second Amendment

MALL DE AGUIlAS FOOTACTION, INC.
MALL OF ABILENE FOOTACTION, INC.
MALL OF AMERICA FAN CLUB, INC.
MALL OF AMERICAS FOOTACTION, INC.
MALL ST. VINCENT FOOTACTION, INC.
MANASSAS FOOTACTION
MARKET CENTER FOOTACTION, INC.
MARKETPLACE AT HOLLYWOOD FOOTACTION, INC.
MCCREELESS MALL FOOTACTION, INC.
MD., WHEATON FOOTACTION, INC.
MEDIA CITY FAN CLUB, INC.
MELBOURNE SQUARE FAN CLUB, INC.
MENLO PARK FAN CLUB, INC.
MENLO PARK THOM MCAN, INC.
MERCED MALL FOOTACTION, INC.
MERRIT ISLAND FOOTACTION. INC.
MESILLA VALLEY MALL FOOTACTION, INC.
METRO NORTH FOOTACTION, INC.
METROCENTER MALL FOOTACTION, INC.
MIAMI FLAGLER FOOTACTION, INC.
MIAMI INTERNATIONAL FAN CLUB, INC.
MIDLAND PARK FOOTACTION, INC.
MILITARY CIRCLE FOOTACTION, INC.
MONDA WMIN FOOTACTION, INC.
MONTEBELLO FAN CLUB, INC.
MONTGOMERY MALL FOOTACTION, INC.
MT. BERRY SQUAREFOOTACTION, INC,
NEWBURGH MALL FOOTACTION, INC.
NEWPORT CENTER FAN CLUB, INC.
NEWPORT CITY THOM MCAN, INC
NORTH EAST FOOTACTION, INC.
NORTH MILWAUKEE AVENUE FOOTACTION, INC.
NORTH RIVERSIDE FAN CLUB, INC.
NORTH SHORE FOOTACTION, INC.
NORTHGATE -DURHAM FOOTACTION, INC.
NORTHGATE -SEATTLE OPEN COUNTRY, INC.
NORTHGATE FOOTACTION, INC.
NORTHLAND CENTER FOOTACTION, INC.
NORTHWEST FOOTACTION, INC.
NORTHWEST MALL FOOTACTION, INC.
NORTHWOODS MALL FOOTACTION, INC.
OAK HOLLOW FOOTACTION, INC.
OAK PARK FOOTACTION, INC.
OAKWOOD FOOTACTION, INC.
OCALA FOOTACTION, INC.
OCEAN COUNTY MALL FOOTACTION, INC.

Signature Page to Second Amendment

OGLETHORPE FOOTACTION, INC.
OLD HICKORY MALL FOOTACTION, INC.
ORANGE PARK (FLA.) FOOTACTION, INC.
OXFORD VALLEY MALL FOOTACTION, INC.
PADRE FOOTACTION, INC.
PALM BEACH FOOTACTION, INC.
PARKCHESTER FOOTACTION, INC.
PARKDALE MALL FOOTACTION, INC.
PASADENA TOWNE SQUARE FOOTACTION, INC.
PATERSON MAIN FOOTACTION, INC.
PEARLRIDGE FOOTACTION, INC.
PECANLAND MALL FOOTACTION, INC.
PEMBROKE LAKES FOOTACTION, INC.
PERMIAN MALL FOOTACTION, INC.
PICO RIVERA FOOTACTION. INC.
PINE BLUFF FOOT ACTION, INC.
PLAZA DEL CARIBE FOOTACTION, INC.
POST OAK MALL FOOTACTION, INC.
PRIEN LAKE FOOTACTION, INC.
PRINCE GEORGE’S FOOTACTION, INC.
PROVIDENCE COUNTY FAN CLUB, INC.
PUENTE HILLS FOOT ACTION, INC.
QUAKER BRIDGE OPEN COUNTRY, INC.
RACEWAY FAN CLUB, INC.
RANDALL PARK FOOTACTION, INC.
REDONDO BEACH FOOTACTION, INC.
REGENCY SQUARE FOOTACTION, INC.
RICHLAND MALL FOOTACTION, INC.
RIO-WEST MALL FOOTACTION, INC.
RIVER CENTER FOOTACTION, INC.
RIVER RIDGE MALL FOOTACTION, INC.
RIVERCHASE FOOTACTION, INC.
RIVERGATE MALL FOOTACTION, INC.
ROCK HILL MALL FOOTACTION, INC.
ROLLING ACRES OPEN COUNTRY, INC.
ROOSEVELT FIELD OPEN COUNTRY INC.
ROOSEVELT MALL (PA) FOOTACTION, INC.
SAN CADOS FOOTACTION, INC.
SAN JACINTO FOOTACTION, INC.
SAN LEANDRO FOOTACTION, INC.
SANTA ANITA FAN CLUB, INC.
SAWGRASS FAN CLUB, INC.
SECURITY SQUARE MALL FOOTACTION, INC.
SEMINARY SOUTHFOOTACTION, INC.
SERRAMONTE FOOTACTION, INC.
SHANNON FOOTACTION, INC.

Signature Page to Second Amendment

SHARPSTOWN CENTER FOOTACTION, INC.
SIGNAL HILL MALL FOOTACTION, INC.
SOLANO FOOTACTION, INC.
SOUTH PARK MALL FOOTACTION, INC.
SOUTH PLAINS FOOTACTION, INC.
SOUTH SHORE FOOTACTION, INC.
SOUTHERN PARK FOOTACTION, INC.
SOUTHLAKE MALL FOOTACTION, INC.
SOUTHLAND TERRACE FOOTACTION, INC.
SOUTHLAND-HAYWARD FOOTACTION, INC.
SOUTHRIDGE FOOTACTION, INC.
SOUTHWEST CENTER FOOTACTION, INC.
SPRINGFIELD MALL FOOTACTION, INC.
SQUARE ONE FOOTACTION, INC.
ST. CLAIR FOOTACTION, INC.
ST. LOUIS CENTER FOOTACTION, INC.
STATEN ISLAND FAN CLUB, INC.
STEAMTOWN FOOTACTION, INC.
STONY BROOK FOOTACTION, INC.
SUMMIT PLACE FAN CLUB, INC.
SUNRISE FOOTACTION, INC.
TACOMA MALL FOOTACTION, INC.
TANGLEWOOD MALL R#14 FOOTACTION, INC.
TAYLOR TOWNSHIP FOOTACTION, INC
TEMPLE FOOTACTION, INC.
THE LANDINGS FOOTACTION, INC.
THE MEADOWS FAN CLUB, INC.
THE PARKS FOOTACTION, INC.
THE PLAZA FOOTACTION, INC.
THE VILLAGE FOOTACTION, INC.
TOWER CENTER FOOTACTION, INC.
TOWN EAST FOOTACTION, INC.
TREASURE COAST MALL FOOTACTION, INC.
TRI-COUNTY FOOTACTION, INC.
TROY FOOTACTION, INC.
TRUMBULL PARK FAN CLUB, INC.
TUCSON MALL FOOTACTION, INC.
TUKWILA OPEN COUNTRY, INC.
TULSA PROMENADE FOOTACTION, INC.
TWIN RIVERS MALL FOOTACTION, INC.
TYLER MALL FAN CLUB, INC.
TYRONE SQUARE FOOTACTION, INC.
UNIVERSITY FOOTACTION, INC.
UPPER DARBY FOOTACTION, INC.
VALLEY HILLS FOOTACTION, INC.
VALLEY VIEW SHOPPING CTR. FOOTACTION, INC.

Signature Page to Second Amendment

VILLAGE MALL FOOTACTION, INC.
VINTAGE FAIRE FOOTACTION, INC.
VIRGINIA CENTER COMMONS FOOTACTION, INC.
W. MIFFLIN FOOTACTION, INC.
WARNER ROBINS GALLERIA FOOTACTION, INC.
WASHINGTON SQUARE FOOTACTION, INC.
WASHINGTON STREET FAN CLUB, INC.
WEST END MALL FOOTACTION, INC.
WEST OAKS FOOTACTION, INC.
WEST OAKS FOOTACTION, INC.
WEST TOWNE FOOTACTION, INC.
WESTERN HILLS FOOTACTION, INC.
WESTFARMS OPEN COUNTRY, INC.
WESTGATE FAN CLUB, INC.
WESTGATE FOOTACTION, INC.
WESTGATE MALL FOOTACTION, INC.
WESTLAND-HAILEAH FAN CLUB, INC.
WHITE MARSH OPEN COUNTRY, INC.
WHITE PLAINS GALLERIA FOOTACTION, INC.
WILLOWBROOK MALL FOOTACTION, INC.
WIREGRASS COMMONS FOOTACTION, INC.
WOODLAND HILLS FOOT ACTION, INC.
WRIGLEY MARKETPLACE FOOTACTION, INC.

By:	/s/ MAUREEN RICHARDS

Name: Maureen Richards
Title: Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Second Amendment